                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED MAY 24, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-5
                 $500,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $26,316,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

     WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


MORGAN STANLEY DEAN WITTER
          ABN AMRO INCORPORATED
                 BANC OF AMERICA SECURITIES LLC
                          BANC ONE CAPITAL MARKETS, INC.
                                     CREDIT LYONNAIS SECURITIES

     THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

     This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-5 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..............................    Discover Card Master Trust
                                                     I, Series 2000-5 Floating
                                                     Rate Class A Credit Card
                                                     Pass-Through Certificates
                                                     and Discover Card Master
                                                     Trust I, Series 2000-5
                                                     Floating Rate Class B
                                                     Credit Card Pass-Through
                                                     Certificates.

INTEREST RATE....................................    Class A Certificates:
                                                     LIBOR plus ___% per year.

                                                     Class B Certificates:
                                                     LIBOR plus ___% per year.

                                                     The Trustee will calculate
                                                     interest on the
                                                     Certificates on the basis
                                                     of the actual number of
                                                     days elapsed and a 360-day
                                                     year.

                                                     "LIBOR" will mean the
                                                     London interbank offered
                                                     rate for one-month United
                                                     States dollar deposits,
                                                     determined two business
                                                     days before the start of
                                                     each interest accrual
                                                     period.

INTEREST PAYMENT DATES............................   The 15th day of each month
                                                     (or the next business day),
                                                     beginning in July 2000.

EXPECTED MATURITY DATES..........................    Class A Certificates: May
                                                     15, 2005 (or the next
                                                     business day). If an
                                                     Amortization Event occurs,
                                                     the Trust will pay
                                                     principal monthly and the
                                                     final principal payment may
                                                     be made before or after May
                                                     15, 2005.

                                                     Class B Certificates: June
                                                     15, 2005 (or the next
                                                     business day). If an
                                                     Amortization Event occurs,
                                                     the Trust will pay
                                                     principal monthly and the
                                                     final payment of principal
                                                     may be made either before
                                                     or after June 15, 2005. The
                                                     Trust must generally pay
                                                     all Class A principal
                                                     before it pays any Class B
                                                     principal.

                                                     An "Amortization Event" is
                                                     an event that will cause
                                                     the Trust to begin repaying
                                                     principal on a monthly
                                                     basis.

SERIES TERMINATION DATE..........................    The first business day
                                                     following November 15, 2007
                                                     (or, if November 15, 2007
                                                     is not a business day, the
                                                     second business day
                                                     following November 15,
                                                     2007). The Series
                                                     Termination Date is the
                                                     last day on which the Trust
                                                     will pay principal on the
                                                     Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).....................    The Class B Certificates
                                                     are subordinated to the
                                                     Class A Certificates, up to
                                                     a specified dollar amount,
                                                     known as the "Available
                                                     Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT....................    Initially $65,789,500,
                                                     which may be reduced,
                                                     reinstated or increased
                                                     from time to time. The
                                                     Available Subordinated
                                                     Amount will increase by:


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

                                                     -  $2,631,580 after a
                                                        Supplemental Credit
                                                        Enhancement Event, if
                                                        Greenwood has not made
                                                        an Effective Alternative
                                                        Credit Support Election;

                                                     -  $23,684,220 after an
                                                        Effective Alternative
                                                        Credit Support Election,
                                                        if a Supplemental Credit
                                                        Enhancement Event has
                                                        occurred; or

                                                     -  $26,315,800 after an
                                                        Effective Alternative
                                                        Credit Support Election,
                                                        if a Supplemental Credit
                                                        Enhancement Event has
                                                        not occurred.

                                                     A "Supplemental Credit
                                                     Enhancement Event" will
                                                     occur the first time
                                                     Standard & Poor's Ratings
                                                     Services withdraws the
                                                     long-term debt or deposit
                                                     rating of Greenwood (or an
                                                     additional seller, if any)
                                                     or reduces this rating
                                                     below BBB -.

                                                     "Effective Alternative
                                                     Credit Support Election"
                                                     will mean an effective
                                                     election made by Greenwood
                                                     to change the way in which
                                                     the Trust allocates finance
                                                     charge collections to this
                                                     Series. To make this
                                                     election, Greenwood must
                                                     deposit additional funds
                                                     into the cash collateral
                                                     account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).....................    Greenwood will arrange to
                                                     have a cash collateral
                                                     account established and
                                                     funded with $39,473,700 for
                                                     the direct benefit of the
                                                     Class B investors (the
                                                     "Credit Enhancement
                                                     Account") on the date the
                                                     Certificates are issued.
                                                     The Trustee may withdraw
                                                     funds from this account to
                                                     reimburse the Class B
                                                     investors for amounts that
                                                     would otherwise reduce
                                                     their interest in the Trust
                                                     or affect their interest
                                                     payments.

                                                     The amount on deposit in
                                                     this account may decrease
                                                     or increase on future
                                                     Distribution Dates. A
                                                     "Distribution Date" is the
                                                     15th calendar day of each
                                                     month (or the next business
                                                     day), beginning in July
                                                     2000.

                                                     The maximum amount of
                                                     Credit Enhancement as of
                                                     any Distribution Date will
                                                     be:

                                                     Before a Supplemental
                                                     Credit Enhancement Event or
                                                     an Effective Alternative
                                                     Credit Support Election

                                                     -  7.5% of the Series
                                                        Investor Interest as of
                                                        the end of the preceding
                                                        month (but not less than
                                                        $5,263,160); or

                                                     After a Supplemental Credit
                                                     Enhancement Event but
                                                     before an Effective
                                                     Alternative Credit Support
                                                     Election



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


                                                     -  8.0% of the Series
                                                        Investor Interest as of
                                                        the end of the preceding
                                                        month (but not less than
                                                        $5,263,160); or

                                                     After an Effective
                                                     Alternative Credit Support
                                                     Election

                                                     -  12.5% of the Series
                                                        Investor Interest as of
                                                        the end of the preceding
                                                        month (but not less than
                                                        $5,263,160).

                                                     However, if an Amortization
                                                     Event has occurred, the
                                                     maximum amount of Credit
                                                     Enhancement will be the
                                                     amount on deposit in the
                                                     Credit Enhancement Account
                                                     on the Distribution Date
                                                     immediately before the
                                                     Amortization Event
                                                     occurred.

                                                     "Series Investor Interest"
                                                     will mean $526,316,000
                                                     minus

                                                     -  the amount of principal
                                                        collections on deposit
                                                        for the benefit of
                                                        investors in this Series
                                                        (after giving effect to
                                                        losses of principal on
                                                        investments of these
                                                        funds),

                                                     -  the aggregate amount of
                                                        principal previously
                                                        paid to investors in
                                                        this Series, and

                                                     -  the aggregate amount of
                                                        investor losses
                                                        resulting from accounts
                                                        in which the receivables
                                                        have been charged-off as
                                                        uncollectible (after
                                                        giving effect to all
                                                        provisions in the Series
                                                        Supplement to reimburse
                                                        these charged-off
                                                        amounts).

THE RECEIVABLES..................................    The receivables in the
                                                     Accounts included in the
                                                     Trust as of May 1, 2000
                                                     totaled $28,251,145,543.94.

GROUP EXCESS SPREAD...............................   The Certificates initially
                                                     will be included in the
                                                     "Group One" group of
                                                     series. The three-month
                                                     rolling average Group
                                                     Excess Spread Percentage
                                                     (as defined below) was
                                                     4.82% for the Distribution
                                                     Date in May 2000.

                                                     "Group Excess Spread
                                                     Percentage" for any
                                                     Distribution Date is a
                                                     percentage calculated by
                                                     multiplying:

                                                     -  twelve, by

                                                     -  an amount for all series
                                                        in Group One equal to

                                                     -  the total amount of
                                                        finance charge
                                                        collections, investment
                                                        income and other similar
                                                        collections allocable to
                                                        each series for the
                                                        prior calendar month,
                                                        minus

                                                     -  the total amount of
                                                        interest and certain
                                                        fees payable for each
                                                        series and the amount of
                                                        receivables allocable to
                                                        each series that have
                                                        been charged off as
                                                        uncollectible for the
                                                        prior calendar month;

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

                                                     and then dividing the
                                                     product by an amount equal
                                                     to the sum of all investor
                                                     interests for each series
                                                     in Group One (in each case
                                                     for the Distribution Date).

RATING OF THE INVESTOR CERTIFICATES..............    The Trust will only issue
                                                     the Certificates if
                                                     Standard & Poor's has rated
                                                     the Class A Certificates
                                                     "AAA" and the Class B
                                                     Certificates at least "A"
                                                     and Moody's Investors
                                                     Service, Inc. has rated the
                                                     Class A Certificates "Aaa"
                                                     and has rated the Class B
                                                     Certificates at least "A2."

ERISA CONSIDERATIONS.............................    Greenwood believes that
                                                     employee benefit plans
                                                     subject to ERISA may
                                                     acquire Class A
                                                     Certificates; however,
                                                     advisers to these plans
                                                     should consult their own
                                                     counsel. Employee benefit
                                                     plans subject to ERISA may
                                                     not acquire the Class B
                                                     Certificates.

LISTING..........................................    Greenwood expects to list
                                                     the Certificates on the
                                                     Luxembourg Stock Exchange
                                                     to facilitate trading in
                                                     non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of May 1, 2000, the following five states had the largest receivables balances :

                                             PERCENTAGE OF TOTAL RECEIVABLES
                                                 BALANCE IN THE ACCOUNTS
         STATE
         California.....................                   11.0%
         Texas..........................                    9.4%
         New York.......................                    6.7%
         Florida........................                    5.9%
         Illinois.......................                    5.2%

     CREDIT LIMIT INFORMATION. As of May 1, 2000, the Accounts had the following credit limits:

                                                           RECEIVABLES               PERCENTAGE OF
                                                           OUTSTANDING             TOTAL RECEIVABLES
 CREDIT LIMIT                                                (000'S)                  OUTSTANDING
 ------------                                                -------                  -----------
 Less than or equal to $1,000.00....................       $   319,686                     1.1%
 $1,000.01 to $2,000.00.............................       $ 1,689,686                     6.0%
 $2,000.01 to $3,000.00.............................       $ 2,040,106                     7.2%
 Over $3,000.00.....................................       $24,201,668                    85.7%
                                                           -----------                   ------
   Total............................................       $28,251,146                   100.0%
                                                           ===========                   ======

     SEASONING. As of May 1, 2000, 97.0% of the Accounts were at least 24 months old. The ages of Accounts as of May 1, 2000 were distributed as follows:

                                               PERCENTAGE        PERCENTAGE
    AGE OF ACCOUNTS                            OF ACCOUNTS       OF BALANCES
    ---------------                            -----------       -----------
    Less than 12 Months....................         0.0%              0.0%
    12 to 23 Months........................         3.0%              1.4%
    24 to 35 Months........................         6.5%              5.5%
    36 Months and Greater..................        90.5%             93.1%
                                                  ------             -----
                                                  100.0%            100.0%
                                                  ======            ======

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of May 1, 2000, the Accounts had the following delinquency statuses:

                                                AGGREGATE
                                                 BALANCES        PERCENTAGE
     PAYMENT STATUS                              (000'S)         OF BALANCES
     --------------                              -------         -----------
     Current.............................   $    24,486,773          86.8%
     1 to 29 Days........................   $     2,015,273           7.1%
     30 to 59 Days.......................   $       635,310           2.2%
     60 to 89 Days.......................   $       392,131           1.4%
     90 to 119 Days......................   $       291,512           1.0%
     120 to 149 Days.....................   $       233,079           0.8%
     150 to 179 Days.....................   $       197,068           0.7%
                                            ---------------        -------
                                            $    28,251,146         100.0%
                                            ===============         ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 29, 2000, the following five states had the largest receivables balances:

                                        PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                             OF DISCOVER CARD PORTFOLIO
     STATE                                    AS OF FEBRUARY 29, 2000
     -----                                    -----------------------
     California..........................             11.9%
     Texas...............................              8.9%
     New York............................              7.1%
     Florida.............................              5.9%
     Illinois............................              5.1%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 29, 2000.

     CREDIT LIMIT INFORMATION. As of February 29, 2000, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                                   RECEIVABLES       OF TOTAL
                                                   OUTSTANDING      RECEIVABLES
   CREDIT LIMIT                                       (000'S)       OUTSTANDING
   ------------                                    -----------      -----------
   Less than or equal to $1,000.00..............   $   591,306          1.5%
   $1,000.01 to $2,000.00.......................   $ 2,267,946          5.7%
   $2,000.01 to $3,000.00.......................   $ 2,610,918          6.6%
   Over $3,000.00...............................   $34,246,195         86.2%
                                                   -----------         -----
     Total......................................   $39,716,365        100.0%
                                                   ===========        ======

     SEASONING. As of February 29, 2000, 78.6% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 29, 2000 were distributed as follows:

                                                     PERCENTAGE      PERCENTAGE
   AGE OF ACCOUNTS                                  OF ACCOUNTS      OF BALANCES
   ---------------                                  -----------      -----------
   Less than 12 Months......................            16.5%           19.6%
   12 to 23 Months..........................             4.9%            2.9%
   24 to 35 Months..........................             5.5%            5.0%
   36 Months and Greater....................            73.1%           72.5%
                                                        -----           -----
                                                       100.0%          100.0%
                                                       ======          ======

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                  THREE MONTHS        TWELVE MONTHS        TWELVE MONTHS         ELEVEN MONTHS
                                     ENDED                ENDED                ENDED                 ENDED
                               FEBRUARY 29, 2000    NOVEMBER 30, 1999    NOVEMBER 30, 1998     NOVEMBER 30, 1997
                               -----------------    -----------------    -----------------     -----------------
 Aggregate Monthly Yields (1)
  Excluding Recoveries (2)            16.23%              17.48%                18.02%               18.19%
  Including Recoveries (3)            16.99%              18.26%                18.76%               18.90%
------------------------------


(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 29, 2000, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                          AGGREGATE
                                          BALANCES             PERCENTAGE
  PAYMENT STATUS                            (000'S)            OF BALANCES
  --------------                        --------------         -----------
  Current...........................    $   35,146,615            88.5%
  1 to 29 Days......................    $    2,332,096             5.9%
  30 to 59 Days.....................    $      776,917             2.0%
  60 to 89 Days.....................    $      544,712             1.4%
  90 to 119 Days....................    $      376,871             0.9%
  120 to 149 Days...................    $      288,070             0.7%
  150 to 179 Days...................    $      251,084             0.6%
                                        --------------           ------
                                        $   39,716,365           100.0%
                                        ==============           ======

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                AVERAGE OF THREE MONTHS   AVERAGE OF TWELVE MONTHS  AVERAGE OF TWELVE MONTHS   AVERAGE OF ELEVEN MONTHS
                ENDED FEBRUARY 29, 2000   ENDED NOVEMBER 30, 1999   ENDED NOVEMBER 30, 1998    ENDED NOVEMBER 30, 1997
                -----------------------   ------------------------  ------------------------   ------------------------
                DELINQUENT                DELINQUENT                DELINQUENT                 DELINQUENT
                  AMOUNT                    AMOUNT                    AMOUNT                     AMOUNT
                 (000'S)    PERCENTAGE(1)  (000'S)   PERCENTAGE(1)    (000'S)  PERCENTAGE(1)     (000'S)   PERCENTAGE(1)
                 -------    -------------  -------   -------------    -------  -------------     -------   -------------

30-59 Days....  $  836,449       2.2%     $  791,325      2.6%      $  759,521       2.6%       $  743,464       2.6%
60-89 Days....  $  542,413       1.4%     $  471,838      1.5%      $  456,059       1.5%       $  432,410       1.5%
90-179 Days...  $  930,743       2.4%     $  815,619      2.6%      $  853,961       2.9%       $  803,204       2.8%
                ----------       ----     ----------      ----      ----------       ----       ----------       ----
Total.........  $2,309,605       6.0%     $2,078,782      6.7%      $2,069,541       7.0%       $1,979,078       6.9%
                ==========       ----     ==========      ----      ==========       ====       ==========       ====

---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.


     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                  THREE MONTHS         TWELVE MONTHS        TWELVE MONTHS        ELEVEN MONTHS
                                                      ENDED                ENDED                ENDED                ENDED
                                                FEBRUARY 29, 2000    NOVEMBER 30, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                -----------------    -----------------    -----------------    -----------------
                                                                                             (DOLLARS IN
                                                                                             THOUSANDS)
        Average Receivables Outstanding(1)...        $38,796,192         $31,554,086         $29,749,158          $28,403,076
        Gross Charge-Offs....................        $   520,433         $ 1,955,514         $ 2,215,002          $ 1,891,601
        Gross Charge-Offs as an Annualized
          Percentage of Average
          Receivables Outstanding(2).........               5.37%                6.20%              7.45%                7.27%


------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

     SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                      THREE MONTHS ENDED   TWELVE MONTHS ENDED  TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED
                                      FEBRUARY 29, 2000     NOVEMBER 30, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                      -----------------     -----------------    -----------------    -----------------
 Average Monthly Payment Rate(2)            16.61%               16.73%               15.42%                14.51%
 Highest Monthly Payment Rate.......        17.02%               17.83%               17.01%                16.31%
 Lowest Monthly Payment Rate......          15.90%               15.19%               13.90%                12.41%

-----------------------
(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.